MERRILL LYNCH MID CAP GROWTH FUND, INC.

    Supplement dated January 16, 2002 to Prospectus dated December 26, 2001

     The Board of Directors of Merrill Lynch Mid Cap Growth Fund, Inc. (the "Fund") has approved a series of transactions that would result in the acquisition of the assets and assumption of the liabilities of the Fund by Merrill Lynch Large Cap Growth Fund ("Large Cap Growth Fund"), a series of Merrill Lynch Large Cap Series Funds, Inc., and the issuance of shares of common stock of Large Cap Growth Fund to the stockholders of the Fund (the "Reorganization").

     The investment objectives of the Fund and Large Cap Growth Fund are similar. Large Cap Growth Fund seeks long term capital growth while the Fund seeks long term capital appreciation. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

     If the Reorganization takes place, Fund stockholders will receive the same class of shares of Large Cap Growth Fund (i.e., Class A, Class B, Class C or Class D) with the same aggregate net asset value as such stockholder held in the Fund immediately prior to the Reorganization.

     A meeting of the stockholders of the Fund to consider the Reorganization has been called for March 25, 2002. Stockholders of the Fund of record as of January 28, 2002 are entitled to receive notice of and to vote at such meeting. If approved, it is anticipated that the Reorganization will take place in the second calendar quarter of 2002.

Code #19114-1201STK